EXHIBIT 23.1

                               CONSENT OF COUNSEL

         Our consent to the reference to us under the caption "Legal Matters" in the Prospectus contained in this Registration Statement is included in Exhibit
5.1 to this Registration Statement.

                                                        SNOW BECKER KRAUSS P.C.



May 28, 2004
New York, New York